EXHIBIT 99.1
AAM Announces Sale of Commercial Vehicle Axle Business in India

DETROIT, October 17, 2024 — American Axle & Manufacturing Holdings, Inc. (AAM), (NYSE: AXL) announced today that it has entered into a definitive agreement to sell its commercial vehicle axle business and related assets in India (AAM India Manufacturing Corporation Pvt., Ltd. or AAMIMCPL), to Bharat Forge Limited (BFL), for a purchase price of $65 million, subject to certain customary adjustments at closing. The business being sold generated approximately $156 million of sales in the last twelve months ending June 30, 2024.

BFL is the Pune-based flagship company of Kalyani Group, a global provider of high-performance and safety critical components and solutions to multiple sectors including automotive, rail transportation, defense, construction & mining, aerospace, marine and energy. The company has manufacturing facilities in India, Europe, and North America.

The scope of the transaction includes AAM’s manufacturing facilities in Pune and Chennai, which are focused on light, medium and heavy commercial vehicle axles. It also includes AAM’s Pune Engineering and Development Center. Excluded from the transaction are the AAM components manufacturing facility in Chakan and the Pune Business Office, which provides Engineering, IT and Procurement shared services for AAM’s operations around the world.

“The strategic decision to sell our commercial vehicle axle business in India enables us to strengthen our focus on ICE, hybrid and full electric passenger car, pickup truck / SUV, and van applications globally and provides additional financial flexibility,” said David C. Dauch, AAM Chairman and Chief Executive Officer. “We are committed to collaborating with Bharat Forge to execute this agreement efficiently and support the continuity of supply from these facilities to customers during the ownership transition.”

Mr. Amit Kalyani, Vice Chairman & Jt. Managing Director, Bharat Forge Limited added, “We are delighted to welcome the AAMIMCPL team to the Bharat Forge family. We look forward to relying on their technical expertise and existing relationships with various industry players to further scale-up the business over the medium to long term. AAMIMCPL’s acquisition, when completed, will be a significant milestone in our transformational journey of adding product solutions to our repertoire on the vehicle component side. This transaction will enable BFL to get into a new business for manufacturing of products.”

The transaction is expected to close in the fourth quarter of 2024 subject to customary closing conditions, including the receipt of regulatory approvals.

Lincoln International was the exclusive sell side financial advisor to AAM on this transaction.

About AAM
As a leading global Tier 1 Automotive and Mobility Supplier, AAM (NYSE: AXL) designs, engineers and manufactures Driveline and Metal Forming technologies to support electric, hybrid and internal combustion vehicles. Headquartered in Detroit with over 80 facilities in 18 countries, AAM is Bringing the Future Faster for a safer and more sustainable tomorrow. To learn more, visit www.aam.com.

About Bharat Forge
Bharat Forge Limited (BFL), the Pune based Indian multinational, is a technology driven global leader in providing high performance, innovative safety critical components and solutions for several sectors including automotive, power, oil and gas, construction & mining, rail, marine, defense and aerospace. BFL has presence across 18 manufacturing locations in five countries with the largest repository of metallurgical knowledge and offers full service supply capability to its geographically dispersed marquee customers from concept to product design, engineering, manufacturing, testing and validation. To learn more, visit www.bharatforge.com.

Forward-Looking Statements
In this press release, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which we operate; reduced purchases of our products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to attract new customers and programs for new products; reduced demand for our customers' products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); risks inherent in our global operations (including tariffs and the potential consequences thereof to us, our suppliers, and our customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for us or our customers as a result of pandemic or epidemic illness such as COVID-19, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of our key manufacturing facilities; risks inherent in transitioning our business from internal combustion engine vehicle products to hybrid and electric vehicle products; our ability to realize the expected revenues from our new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of our information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber attacks and other similar disruptions; our suppliers', our customers' and their suppliers' ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as our ability to comply with financial covenants; our customers' and suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of our goodwill, other intangible assets, or long-lived assets if our business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; our ability or our customers' and suppliers' ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at our facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; our ability to maintain satisfactory labor relations and avoid work stoppages; our ability to consummate and successfully integrate acquisitions and joint ventures; our ability to achieve the level of cost reductions required to sustain global cost competitiveness or our ability to recover certain cost increases from our customers; price volatility in, or reduced availability of, fuel; our ability to protect our intellectual property and successfully defend against assertions made against us; adverse changes in laws, government regulations or market conditions affecting our products or our customers' products; our ability or our customers' and suppliers' ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; our ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

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For more information:

AAM Media Contact:
Christopher M. Son
Vice President, Marketing & Communications
(313) 758-4814
chris.son@aam.com

AAM Investor Contact:
David H. Lim
Head of Investor Relations
(313) 758-2006
david.lim@aam.com

BFL Media Contacts:
Bhakti Sharma
+91 70309 42840
bhakti.Sharma@bharatforge.com

Arun Thankappan
+91 99308 60706
arun.thankappan@adfactorspr.com

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